UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 15, 2011

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NEWFIELD EXPLORATION COMPANY
(Exact name of registrant as specified in its charter)
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Delaware	1-12534	72-1133047
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

363 N. Sam Houston Parkway E., Suite 100
Houston, Texas 77060
(Address of principal executive offices)

Registrant’s telephone number, including area code: (281) 847-6000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On February 15, 2011, Newfield Exploration Company (“Newfield”) issued a press release announcing its 2010 operational summary.  A copy of that press release is furnished herewith as Exhibit 99.1.

In a separate press release issued on February 16, 2011, Newfield announced its fourth quarter and full-year 2010 financial and operating results, first quarter 2011 guidance and 2011 capital budget and plans.  A copy of that press release is furnished herewith as Exhibit 99.2.

The information in Item 2.02 of this Current Report, including the exhibits attached hereto as Exhibit 99.1 and 99.2, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 7.01  Regulation FD Disclosure

On February 16, 2011, Newfield issued its @NFX publication, which includes first quarter 2011 guidance and tables detailing complete hedging positions as of February 15, 2011.  A copy of the publication is furnished herewith as Exhibit 99.3.

The information in Item 7.01 of this Current Report, including the exhibit attached hereto as Exhibit 99.3, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 7.01 of this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Item 9.01  Financial Statements and Exhibits

(d)	Exhibits

	99.1	2010 Operational Summary Press Release issued by Newfield on February 15, 2011
	99.2	Earnings Press Release issued by Newfield on February 16, 2011
	99.3	@ NFX Publication issued by Newfield on February 16, 2011

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWFIELD EXPLORATION COMPANY

Date: February 17, 2011	By:	/s/ Brian L. Rickmers
Brian L. Rickmers
Controller

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Exhibit Index

Exhibit No.	Description
99.1	2010 Operational Summary Press Release issued by Newfield on February 15, 2011
99.2	Earnings Press Release issued by Newfield on February 16, 2011
99.3	@ NFX Publication issued by Newfield on February 16, 2011